Federated International Strategic Value Dividend Fund

A Portfolio of Federated Equity Funds

CLASS A SHARES (TICKER IVFAX)
CLASS C SHARES (TICKER IVFCX)
INSTITUTIONAL SHARES (TICKER IVFIX)

SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 2012

Under the heading entitled “Account and Share Information,” please replace the first paragraph of the subsection, “DIVIDENDS AND CAPITAL GAINS” with the following:

“The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.”

March 27, 2012

Federated International Strategic Value Dividend Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q451089 (3/12)